EXHIBIT 10.20



NEITHER THIS WARRANT NOR THE COMMON STOCK THAT MAY BE ACQUIRED UPON THE EXERCISE HEREOF ("WARRANT SHARES"), AS OF THE DATE OF ISSUANCE HEREOF, HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT THERETO UNDER THE SECURITIES ACT AND COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAW, OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED. THIS WARRANT AND THE COMPANY'S SUBSCRIPTION AGREEMENT WITH THE HOLDER SET FORTH THE COMPANY'S OBLIGATIONS TO REGISTER THE ISSUANCE OF THE WARRANT SHARES. A COPY OF SUCH SUBSCRIPTION AGREEMENT IS AVAILABLE FOR INSPECTION AT THE COMPANY'S OFFICE.

                                                        For the Purchase of
                                                        _____ Shares of
No. _                                                   Common Stock


                           WARRANT FOR THE PURCHASE OF
                             SHARES OF COMMON STOCK
                                       OF
                                EDG CAPITAL, INC.




        EDG Capital, Inc., a New York corporation ("Company"), hereby certifies that for value received, _______, or his, her or its registered assigns ("Registered Holder"), residing at __________________, is entitled, subject to the terms set forth below, to purchase from the Company, at any time or from time to time during the period commencing on August 24, 2001 and ending on August 24, 2006 (the "Expiration Date"), _____ ("Initial Number") shares of common stock, $.001 par value, of the Company ("Common Stock"), at an exercise price equal to $2.00 per share. This Warrant is one of a series of similar Warrants of like tenor to purchase up to 125,000 shares of Common Stock (collectively, the "Warrants"). The number of shares of Common Stock purchasable upon exercise of this Warrant, and the exercise price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Shares" and the "Exercise Price," respectively.

        The Company has entered into a Placement Agent Agreement dated August 24, 2001 (the "Placement Agent Agreement") with G-V Capital Corp. relating to a Private Offering (the "Private Offering") of Common Stock on substantially the terms outlined in the Placement Agent Agreement, which is available for inspection at the Company's principal office.

        1. Exercise.

           (a) This Warrant may be exercised by the Registered Holder, in whole or in part, by the surrender of this Warrant (with the Notice of Exercise Form attached hereto duly executed by such Registered Holder) at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful money of the United States, of an amount equal to the then applicable Exercise Price multiplied by the number of Warrant Shares then being purchased upon such exercise.

           (b) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection 1(a) above. At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection 1(c) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

           (c) Within five (5) business days after the exercise of the purchase right represented by this Warrant, the Company at its expense will use its best efforts to cause to be issued in the name of, and delivered to, the Registered Holder, or, subject to the terms and conditions hereof, to such other individual or entity as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

              (i) a certificate or certificates for the number of full shares of Warrant Shares to which such Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 3 hereof, and

              (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, stating on the face or faces thereof the number of shares of Common Stock currently stated on the face of this Warrant minus the number of such shares of Common Stock purchased by the Registered Holder upon such exercise as provided in subsection 1(a) above.

           (d) Conversion Right. In lieu of the payment of the Exercise Price in the manner required by Section 1(a), the Holder shall have the right (but not the obligation) to convert any exercisable but unexercised portion of this Warrant into Common Stock ("Conversion Right") as follows: upon exercise of the Conversion Right, the Company shall deliver to the Holder (without payment by the Holder of any of the Exercise Price in cash) that number of shares of Common Stock equal to the quotient obtained by dividing (x) the "Value" (as defined below) of the portion of the Warrant being converted by (y) the Current Market Price (as defined below). The "Value" of the portion of the Warrant being converted shall equal the remainder derived from subtracting (a) the Exercise Price multiplied by the number of shares of Common Stock underlying the portion of the Warrant being converted from (b) the Current Market Price of the Common Stock multiplied by the number of shares of Common Stock underlying the portion of the Warrant being converted. As used herein, the term "Current Market Price" per share of Common Stock or any other security at any date means (i) if the Common Stock or such other security is not registered under the Securities Exchange Act of 1934, as amended ("Exchange Act"), (A) the value of the Common Stock or such other security, determined in good faith by the Board of Directors and certified in a board resolution, based on the most recently completed arm's-length transaction between the Company and a person other than an affiliate of the Company or between any two such persons and the closing of which occurs on such date or shall have occurred within the six-month period preceding such date, or (B) if no such transaction shall have occurred on such date or within such six-month period, the value of the Common Stock or such other security as determined in good faith by resolution of the Board of Directors, based on the best information available to it, or (ii) if the Common Stock or such other security is registered under the Exchange Act, the average of the daily closing bid prices of the Common Stock or such other security for each trading day during the period commencing 10 trading days before such date and ending on the date one day prior to such date, or if the security has been registered under the Exchange Act for less than 10 consecutive trading days before such date, the average of the daily closing bid prices (or such equivalent) for all of the trading days before such date for which daily closing bid prices are available as reported by the principal securities exchange on which the Common Stock is listed or admitted to trading or as reported by NASDAQ; provided, however, that if the closing bid price is not determinable for at least five trading days in such period, the "Current Market Price" of the security shall be determined as if the security were not registered under the Exchange Act. Notwithstanding the foregoing, as used herein "closing bid price" means, in each case at the close of trading hours (not including extended trading hours), (i) if the Common Stock is listed on the New York Stock Exchange ("NYSE") or the American Stock Exchange ("AMEX"), the last reported sale price or (ii) if the Common Stock is listed on the Nasdaq National Market System, SmallCap Market or over-the-counter bulletin board, the closing bid price for the Common Stock as reported by the Nasdaq National Market System, SmallCap Market or over-the-counter bulletin board, as applicable, or (iii) if the Common Stock is not listed or admitted for trading on any national securities exchange and is not reported by NYSE, AMEX, Nasdaq National Market System, SmallCap Market or over-the-counter bulletin board, or if the Common Stock is traded in the over-the-counter market but bid quotations are not published on Nasdaq, the closing bid price for the Common Stock as furnished by a broker-dealer which regularly furnishes price quotations for the Common Stock. The Conversion Right may be exercised by the Holder on any business day after the date hereof and not later than the Expiration Date by delivering this Warrant to the Company with a duly executed exercise form attached hereto with the conversion section completed.

        2. Adjustments.

           (a) Split, Subdivision or Combination of Shares. If the outstanding shares of the Company's Common Stock at any time while this Warrant remains outstanding and unexpired shall be subdivided or split into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the Exercise Price in effect immediately prior to such subdivision or at the record date of such dividend shall, simultaneously with the effectiveness of such subdivision or split or immediately after the record date of such dividend (as the case may be), be proportionately decreased. If the outstanding shares of Common Stock shall be combined or reverse-split into a smaller number of shares, the Exercise Price in effect immediately prior to such combination or reverse split shall, simultaneously with the effectiveness of such combination or reverse split, be proportionately increased. When any adjustment is required to be made in the Exercise Price, the number of Warrant Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing
(i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Exercise Price in effect immediately prior to such adjustment, by (ii) the Exercise Price in effect immediately after such adjustment.

           (b) Reclassification Reorganization, Consolidation or Merger. In the case of any reclassification of the Common Stock (other than a change in par value or a subdivision or combination as provided for in subsection 2(a) above), or any reorganization, consolidation or merger of the Company with or into another corporation (other than a merger or reorganization with respect to which the Company is the continuing corporation and which does not result in any reclassification of the Common Stock), or a transfer of all or substantially all of the assets of the Company, or the payment of a liquidating distribution then, as part of any such reorganization, reclassification, consolidation, merger, sale or liquidating distribution, lawful provision shall be made so that the Registered Holder of this Warrant shall have the right thereafter to receive upon the exercise hereof (to the extent, if any, still exercisable) the kind and amount of shares of stock or other securities or property that such Registered Holder would have been entitled to receive if, immediately prior to any such reorganization, reclassification, consolidation, merger, sale or liquidating distribution, as the case may be, such Registered Holder had held the number of shares of Common Stock that were then purchasable upon the exercise of this Warrant. In any such case, appropriate adjustment (as reasonably determined by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Registered Holder of this Warrant such that the provisions set forth in this Section 2 (including provisions with respect to the Exercise Price) shall thereafter be applicable, as nearly as is reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant.

           (c) Price Adjustment. No adjustment in the per share Exercise Price shall be required unless such adjustment would require an increase or decrease in the Exercise Price of at least $0.01 (as adjusted to reflect stock splits, stock dividends, recapitalizations and the like); provided, however, that any adjustments that by reason of this subsection are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 2 shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

           (d) Price Reduction. Notwithstanding any other provision set forth in this Warrant, at any time and from time to time during the period that this Warrant is exercisable, the Company, in it sole discretion, upon written notice to the Registered Holder, may reduce the Exercise Price or extend the period during which this Warrant is exercisable.

           (e) No Impairment. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company but will at all times in good faith assist in the carrying out of all the provisions of this
Section 2 and in the taking of all such actions as may be necessary or appropriate in order to protect against impairment of the rights of the Registered Holder of this Warrant to adjustments in the Exercise Price.

           (f) Notice of Adjustment. Upon the happening of any event requiring an adjustment of the Exercise Price hereunder, the Company shall forthwith give written notice thereto to the Registered Holder of this Warrant stating the adjusted Exercise Price and the adjusted number of Warrant Shares resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

        3. Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment thereof in cash on the basis of the closing bid price of the Company's Common Stock on the over-the-counter market as reported by Nasdaq or the closing price on a national securities exchange on the trading day immediately prior to the date of exercise, whichever is applicable, or if neither is applicable, then on the basis of the then fair market value of the Company's Common Stock as shall be reasonably determined by resolution of the Board of Directors of the Company.

        4. Limitation on Sales. Each holder of this Warrant acknowledges that this Warrant and the Warrant Shares have not been registered under the Securities Act of 1933, as amended ("Securities Act"), as of the date of issuance hereof and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant, or any Warrant Shares issued upon its exercise, in the absence of (i) an effective registration statement under the Securities Act as to this Warrant or such Warrant Shares and registration or qualification of this Warrant or such Warrant Shares under any applicable Blue Sky or state securities law then in effect or (ii) an opinion of counsel, reasonably satisfactory to the Company, that such registration and qualification are not required.

        Without limiting the generality of the foregoing, unless the offering and sale of the Warrant Shares to be issued upon the particular exercise of the Warrant shall have been effectively registered under the Securities Act, the Company shall be under no obligation to issue the shares covered by such exercise unless and until the Registered Holder shall have executed an investment letter in customary form and substance reasonably satisfactory to the Company, including a warranty at the time of such exercise that it is acquiring such shares for its own account, and will not transfer the Warrant Shares unless pursuant to an effective and current registration statement under the Securities Act or an exemption from the registration requirements of the Securities Act and any other applicable restrictions, in which event the Registered Holder shall be bound by the provisions of a legend or legends to such effect which shall be endorsed upon the certificate(s) representing the Warrant Shares issued pursuant to such exercise. In such event, the Warrant Shares issued upon exercise hereof shall be imprinted with a legend in substantially the following form:

            "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SAID ACT OR APPLICABLE STATE SECURITIES LAWS, SUPPORTED BY AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

        5. Certain Dividends. If the Company pays a dividend or makes a distribution on the Common Stock payable otherwise than in cash out of earnings or earned surplus (determined in accordance with generally accepted accounting principles) except for a stock dividend payable in shares of Common Stock (a "Property Dividend"), then the Company will pay or distribute to the Registered Holder of this Warrant, upon the exercise hereof, in addition to the Warrant Shares purchased upon such exercise, the Property Dividend that would have been paid to such Registered Holder if it had been the owner of record of such shares of Warrant Shares immediately prior to the date on which a record is taken for such Property Dividend or, if no record is taken, the date as of which the record holders of Common Stock entitled to such dividends or distribution are to be determined.

        6. Registration Rights of Warrant Holder.

           (a) "Piggy-back" Rights. If at any time the Company shall file a registration statement (excluding registration statements on Forms S-4 and S-8), the holders of the Warrants (or the Warrant Shares underlying the Warrants to the extent Warrants have been exercised) shall have the right to include in such registration statement the Warrant Shares. If the registration statement is filed in connection with an underwritten registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their good faith opinion the number of securities requested to be included in such registration exceeds the number that can be sold in such offering, the Company will include in such registration statement (i) first, the securities the Company proposes to sell, (ii) second, the Warrant Shares requested to be included in such registration statement and such other securities requested to be included in such registration statement by the holders of the Common Stock issued in the Private Offering and by other security holders having contractual registration rights that exist on the date hereof (collectively, "Other Holders"), pro rata among the holders of the Warrant Shares ("Holders") and the Other Holders on the basis of the number of Warrant Shares of such Holders and securities of the Other Holders requested to be included in such registration statement, and (iii) third, other securities requested to be included in such registration statement.

        If the registration statement is filed in connection with an underwritten secondary registration on behalf of Other Holders, and the managing underwriters advise the Company in writing that in their good faith opinion the number of securities requested to be included in such registration statement exceeds the number that can be sold in such offering, the Company will include in such registration statement (i) first, the securities of such Other Holders requesting such registration pursuant to demand registration rights, pro rata among such Other Holders, (ii) second, Warrant Shares requested to be included in such registration statement, and (iii) third, other securities requested to be included in such registration statement. The Company shall keep the registration statement effective and current until the date that the Warrant Shares may be sold pursuant to Rule 144 without resale or volume restrictions or one year from the date such registration statement becomes effective, whichever occurs first. In the event of such a proposed registration, the Company shall furnish the then Holders of Warrant Shares with not less than twenty (20) days' written notice prior to the proposed date of filing of such registration statement. Such notice to the Holders shall continue to be given for each registration statement filed by the Company until such time as all of the Warrant Shares have been sold by the Holders. The Holders of the Warrant Shares shall exercise the "piggy-back" rights provided for herein by giving written notice within ten (10) days of the receipt of the Company's notice of its intention to file a registration statement.

           (b) Fees and Expenses. In any registration statement in which Warrant Shares are included pursuant to this Section 6, the Company shall bear all expenses and pay all fees incurred in connection therewith, exclusive of underwriting discounts and commissions payable with respect to the Warrant Shares and the fees and expenses of any professionals engaged by the holders of such shares or the Warrants, but including the expenses of providing a reasonable number of copies of the prospectus contained therein to the holders of such securities.

           (c) Indemnification by Company. The Company shall indemnify the Holder(s) of the Warrant Shares to be sold pursuant to any registration statement hereunder, the officers and directors of each Holder and each person, if any, who controls such Holders within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, or any state securities law or regulation, against all loss, claim, damage, expense or liability (including all reasonable attorneys' fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever incurred by the indemnified party in any action or proceeding between the indemnitor and indemnified party or between the indemnified party and any third party or otherwise) to which any of them may become subject under the Securities Act, the Exchange Act or any other statute or at common law or otherwise arising from such registration statement or based upon any untrue statement or alleged untrue statement of a material fact contained in (i) any preliminary prospectus, the registration statement or prospectus (as from time to time each may be amended and supplemented); (ii) any post-effective amendment or amendments or any new registration statement and prospectus in which are included the Warrant Shares; or (iii) any application or other document or written communication (collectively called "application") executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Warrant Shares under the securities laws thereof or filed with the Securities and Exchange Commission, any state securities commission or agency, Nasdaq or any securities exchange; or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, unless such statement or omission is made in reliance upon, and in conformity with, written information furnished to the Company by and with respect to such registered holders ("Purchaser Information") expressly for use in any preliminary prospectus, the registration statement or prospectus, or any amendment or supplement thereof, or in any application, as the case may be, or unless the indemnitee failed to deliver a final prospectus in which the material misstatement or omission was corrected. The Company agrees promptly to notify such Holders of the commencement of any litigation or proceedings against the Company or any of its officers, directors or controlling persons in connection with the issue and sale or resale of the Warrant Shares or in connection with the registration statement or prospectus.

           (d) Elimination of Registration Rights. Notwithstanding anything to the contrary in Section 6(a), no holders of Warrant Shares shall be entitled to have such securities registered under the Securities Act in accordance with the provisions of Section 6(a) if, in the opinion of counsel to the Company, they may be sold without restriction pursuant to Rule 144(k) under the Securities Act and any restrictive legends under the Securities Act are removed from the certificates representing such securities and any stop transfer order for such certificates is removed.

        7. Notices of Record Date. In case:

           (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of any class or any other securities, or to receive any other right, or

           (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company, or

           (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten (10) business days prior to the record date or effective date for the event specified in such notice.

        8. Reservation of Stock. The Company covenants and agrees that all Common Stock which may be issued upon exercise of this Warrant will, upon issuance and payment therefor, be legally and validly issued and outstanding,

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

fully paid and nonassessable, free from all liens, charges and preemptive rights, if any, with respect thereto or to the issuance thereof. The Company shall at all times reserve and keep available for issuance upon the exercise of this Warrant such number of authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of this Warrant. The Company shall ensure that all exercises properly requested by the Holder shall be effected by the Company.

        9. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a replacement Warrant of like tenor.

        10. Transfers, etc.

           (a) The Company will maintain a register containing the names and addresses of the Registered Holders of this Warrant. Any Registered Holder may change its, his or her address as shown on the warrant register by written notice to the Company requesting such change.

           (b) Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

        11. No Rights as Stockholder. Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

        12. Successors. The rights and obligations of the parties to this Warrant will inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, assigns, pledgees, transferees and purchasers. Without limiting the foregoing, the registration rights set forth in this Warrant shall inure to the benefit of the Registered Holder and all the Registered Holder's successors, heirs, pledgees, assignees, transferees and purchasers of this Warrant and the Warrant Shares.

        13. Change or Waiver. Any term of this Warrant may be changed or waived only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought.

        14. Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

        15. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of New York as such laws are applied to contracts made and to be fully performed entirely within that state between residents of that state.

        16. Mailing of Notices, etc. All notices and other communications under this Warrant (except payment) shall be in writing and shall be sufficiently given if delivered to the addressees in person, by Federal Express or similar receipt delivery, or if mailed, postage prepaid, by certified mail, return receipt requested, as follows:

                  Registered Holder:

                           To his or her address on page 1 of this Warrant

                  The Company:

                           EDG Capital, Inc.
                           700 Stewart Avenue
                           Garden City, New York 11530
                           Attn: Shraga David Aranoff, Vice President

                  In either case, with copies to:

                           Davis & Gilbert LLP
                           1740 Broadway
                           New York, New York 10019
                           Attn:  Brad J. Schwartzberg, Esq.

                                    and

                           Feldman & Associates Counselors at Law, P.C.
                           36 West 44th Street, Suite 1201
                           New York, New York 10038
                           Attn:  David N. Feldman, Esq.

or to such other address as any of them, by notice to the others may designate from time to time. Time shall be counted to, or from, as the case may be, the delivery in person or by mailing.

                                  EDG CAPITAL, INC.



                                  By: _________________________________
                                       Jack Schwartzberg, President and
                                       Chief Executive Officer

                               NOTICE OF EXERCISE


        TO:      EDG Capital, Inc.
                 700 Stewart Avenue
                 Garden City, New York 11530
                 Attn: Shraga David Aranoff, Vice President


        1. The undersigned hereby elects to purchase _____ shares of the Common Stock of EDG Capital, Inc., pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price of such shares in full, together with all applicable transfer taxes, if any.

        2. Please issue a certificate or certificates representing said shares of the Common Stock in the name of the undersigned or in such other name as is specified below:



                                     __________________________________________
                                     (Name)


                                     __________________________________________
                                     (Address)

                                     __________________________________________

                                     __________________________________________

                                     __________________________________________
                                     (Taxpayer Identification Number)


[Needs conversion section as per paragraph 1]


[print name of Registered Holder]


By:_______________________________________

Title:____________________________________

Date:_____________________________________